UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2007 (March 21, 2007)

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28316	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Southwest Freeway, Suite 2950, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 780-9926

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Executive Officer Compensation: On March 21, 2007, in accordance with the Trico Incentive Bonus Plan (the "Plan") for Trico Marine Services, Inc.’s (the “Company”) designated employees and management team, including the Company's executive officers, the Board of Directors (the “Board”), upon recommendation from the Compensation Committee (the “Committee”) of the Board, considered and approved the following cash awards to the Company's executive officers in recognition of the Company's financial performance in 2006:

Name and Principal Position	2006 Bonus Award
Trevor Turbidy President and Chief Executive Officer	$337,500
Geoff A. Jones Vice President and Chief Financial Officer	$155,583
Rishi Varma Vice President, General Counsel and Corporate Secretary	$147,675
D. Michael Wallace Vice President – Emerging Markets	$146,252
Larry D. Francois Senior Vice President, Operations	$106,427
Robert V. O’Connor Senior Vice President of Business Development	$87,459

Plan Details. The Plan is intended to advance the best interests of the Company and its subsidiaries by providing key employees with additional incentives through the grant of cash awards based on the performance of the Company and the individual employee. Under the Plan, each eligible participant has a specific target bonus level, expressed as a percentage of base salary. Depending on the achievement of specified levels of Company performance goals (comprised of specified financial and safety measures) and individual performance goals, each eligible participant may earn a multiple of the target bonus. The foregoing description of the Plan is qualified in its entirety by reference to the Plan, including Exhibit A thereto setting forth the target payout multiples for certain Plan participants, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

The existence of the Plan does not create a guarantee of an incentive award to any employee, and the Committee retains discretion to discontinue or amend the Plan at any time.

Executive Officer Employment Agreements.  On March 21, 2007, the Board approved amending the employment agreements for Messrs. Jones and Varma to increase their base salaries to $250,000.  The Board also promoted Mr. Varma to the position of Chief Administrative Officer, Vice President and General Counsel.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Trico Incentive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

Dated: March 27, 2007	By: /s/ Rishi Varma
Rishi Varma
Chief Administrative Officer, Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Trico Incentive Bonus Plan.